Summary Prospectus October 1, 2010
PNC Maryland Tax Exempt Bond Fund Class I – PDITX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.pncfunds.com/Forms_Literature/Prospectuses/default.fs. You may also obtain this information at no additional cost by calling 1-800-622-FUND (3863) or by sending an e-mail request to pncfundfulfillment@pnc.com. The Fund’s Prospectus and Statement of Additional Information, both dated October 1, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of interest income that is exempt from federal and Maryland state and local income taxes.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(fees paid directly from your investment)
Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%

Distribution (12b-1) Fees	None

Other Expenses[1]	0.15%

Total Annual Fund Operating Expenses[2]	0.55%

Fee Waiver and Expense Reimbursement [3]	0.02%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[3]	0.53%

[1]	Other Expenses” include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%. “Acquired Fund” means any investment company in which the Fund invests or has invested during the period.

[2]	Total Annual Fund Operating Expenses have been adjusted as necessary from amounts incurred during the most recent fiscal year to reflect current fees and expenses.

[3]	The Fund’s investment adviser has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund’s Total Annual Fund Operating Expenses exceed 0.53%, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage, interest, proxy, and organizational and offering expenses. This contract continues through September 30, 2011, at which time the Fund’s investment adviser will determine whether to renew, revise or discontinue it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$54	$176	$307	$689

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets (which includes borrowings for investment purposes) in investment-grade municipal bonds and other municipal obligations issued by the State of Maryland, its counties, municipalities and other taxing districts, and other issuers located outside of Maryland that are exempt from both federal income taxes, federal alternative minimum tax and Maryland state and local income taxes. The Fund will invest in securities of varying maturity.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Maryland residents.

In selecting securities for the Fund to buy and sell, the Adviser monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities and issuers. The Fund will generally purchase investment grade debt municipal obligations in one of the four highest rating categories of credit quality rated by at least one

Summary Prospectus	1 of 4	PNC Maryland Tax Exempt Bond Fund

nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest up to 10% of its assets in below-investment grade securities, also known as high yield “junk” bonds (generally rated below the BBB category). The Fund may also invest up to 20% of its total assets in interest rate swaps for hedging purposes and not for speculation. The Fund may also invest in tax exempt derivative securities relating to municipal securities. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PRINCIPAL RISKS

Credit Risk. The possibility that the issuer of a security, or counterparty, will not be able to make payments of interest and principal when due. The value of an investment may decline if its issuer or the Fund’s counterparty defaults or if its credit quality deteriorates.

Derivatives Risk. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund’s other investments.

High Yield Bond Risk. Debt securities that are rated below investment grade involve a greater risk of default or price declines than investment grade securities. The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

Interest Rate Risk. An investment in fixed income securities and money market instruments is subject to interest rate risk. The market value of fixed income securities will change as interest rates go up and down. The Fund’s yield could decline due to falling interest rates and the market prices of the Fund’s fixed income investments could decline due to an increase in market interest rates.

Market Risk. The Fund is subject to the risk that the markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.

Non-Diversification Risk. The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Single State Risk. The Fund’s focus on investments in securities of issuers located in a single state leaves the Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated. Because the Fund invests primarily in securities issued by Maryland and its municipalities, events in Maryland are likely to affect the Fund’s investments and its performance. As a result, the Fund is more vulnerable to unfavorable developments in Maryland than are funds that invest in municipal securities of multiple states.

Tax Risk. The Fund is subject to the risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences. Changes or proposed changes in federal or state tax laws could cause the prices of tax-exempt securities to fall and/or could affect the tax-exempt status of the securities in which the Fund invests.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I Shares from year to year and by showing how the average annual returns of the Fund’s Class I Shares compare with those of a broad measure of market performance. The performance set forth below is based on the performance of corresponding classes of the PNC Maryland Tax-Exempt Bond Fund (the “Predecessor Maryland Tax Exempt Bond Fund”), which was reorganized into the Fund on February 8, 2010. The Predecessor Maryland Tax Exempt Bond Fund was managed by the Adviser and its predecessors for the periods shown below. Prior to September 30, 2002, the quoted performance of Class I Shares reflects the performance of the Institutional Shares, a separate class of shares of the Predecessor Maryland Tax Exempt Bond Fund not offered by this prospectus; adjusted to reflect the expenses of Class I Shares. Class I Shares of the Fund would have substantially similar returns as the Institutional Shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict the Fund’s future performance. Updated information on the Fund’s performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_433/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	4.68%	(12/31/00)
Worst Quarter	-1.07%	(6/30/04)

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The Fund’s year-to-date total return for Class I Shares through June 30, 2010 was 2.01%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	7.33%	3.53%	4.53%
Returns After Taxes on Distributions[1]	7.33%	3.53%	4.53%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	5.82%	3.51%	4.43%

Barclays Capital Quality Intermediate Index (reflects no deduction for fees, expenses or taxes)	7.35%	4.67%	5.42%

S&P/Investortools Intermediate Municipal Bond Index[2] (reflects no deduction for fees, expenses or taxes)	10.48%	4.58%	5.69%

S&P/Investortools Maryland Municipal Bond Index[2] (reflects no deduction for fees, expenses or taxes)	14.47%	4.28%	5.59%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of shares.

[2]	Effective October 1, 2010, the primary benchmark for the Fund will change to the S&P/Investortools Intermediate Municipal Bond Index and the secondary benchmark for the Fund will be the S&P/Investortools Maryland Municipal Bond Index (the “Indices”). The Fund has selected the Indices because the Adviser believes the Indices (i) better reflect the mandate of the Fund and management style of the Adviser and (ii) provide the Adviser with daily transparency, and therefore improves the detail of information that the Adviser uses in evaluating and apportioning risk.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC (the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers

	Years as
	Fund
	Portfolio
Name	Manager	Title
Adam Mackey	3	Director of Portfolio Management

Rebecca Rogers	3	Director of Portfolio Management

TAX INFORMATION

The Fund seeks to earn income and pay dividends exempt from federal income tax and Maryland personal income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund’s sale of municipal bonds.

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares by phone, mail, wire or online on each day that the New York Stock Exchange is open. Shares cannot be purchased by wire transactions on days when banks are closed.

By Phone, Wire or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the PNC Funds, you should contact the PNC Funds by phone at 1-800-622-FUND (3863).

By Mail: write to the PNC Funds c/o BNY Mellon Investment Servicing, P.O. Box 9795, Providence, Rhode Island 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments: There is no minimum investment amount.

Minimum Subsequent Investments: There is no minimum subsequent investment amount.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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PNC Funds
P.O. Box 9795
Providence, RI 02940-9795

SUM-TEMDI-1010